                                                                    EXHIBIT 3.20

                                 STATE OF ALASKA
                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                    AMENDMENT
                              BUSINESS CORPORATION

         The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Amendment to the Articles of Incorporation, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

         ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of

                             ATU LONG DISTANCE INC.

         and attaches hereto the original copy of the Articles of Amendment changing the corporate name to

                             ACS LONG DISTANCE, INC.

                             IN TESTIMONY WHEREOF, I execute this
                             certificate and affix the Great Seal of the State of Alaska on JANUARY 28, 2000.

                             /s/ Deborah B. Sedwick
                             Deborah B. Sedwick
                             Commissioner of Community
                               and Economic Development

                                                              Filed for Record
                                                              State of Alaska

                                                                JAN 28 2000

                                                         Department of Community
                                                        And Economic Development

                              ARTICLES OF AMENDMENT
                                       OF
                             ATU LONG DISTANCE, INC.

                  Pursuant to AS 10.06.502, et seq., ATU Long Distance, Inc., hereby adopts the following Articles of Amendment to the Articles of Incorporation.

                                   ARTICLE 1.

                  The name of the Corporation is ATU Long Distance, Inc.

                                   ARTICLE 2.

                  The amendment adopted is to change the name of the Corporation to ACS Long Distance, Inc.

                                   ARTICLE 3.

                  The Board of Directors of the Corporation approved the amendment on the 19th day of January 2000. The sole shareholder of the Corporation approved the amendment on the 19th day of January, 2000.

                                   ARTICLE 4.

                  There are 1000 shares outstanding in the Corporation, and 1000 shares entitled to vote.

                                   ARTICLE 5.

                  There are 1000 outstanding shares in the Corporation. Alaska Communications Systems Holdings, Inc., owner of 1000 shares, voted for the amendment.

ARTICLES OF AMENDMENT  Page 1

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                  DATED this 19th day of January, 2000.

                                          ATU LONG DISTANCE, INC.

                                          By: /s/ Wesley E. Carson
                                              ----------------------------------
                                          Its: President

                                          By: /s/ Donn T. Wonnell
                                              ----------------------------------
                                          Its: Secretary

 STATE OF ALASKA                 )
                                 ) ss.
 THIRD JUDICIAL DISTRICT         )

                  We, Wesley E. Carson and Donn T. Wonnell, say on oath or affirm that we are the President and Secretary, respectively, of ATU LONG DISTANCE, INC., and are authorized to act on behalf of said corporation. We have read the foregoing document and believe all statements made in the document are true.

                                          /s/ Wesley E. Carson
                                          --------------------------------------
                                          Wesley E. Carson

                                          /s/ Donn T. Wonnell
                                          --------------------------------------
                                          Donn T. Wonnell

                  SUBSCRIBED and SWORN TO before me by Wesley E. Carson this 19th day of January, 2000.

                                          /s/ Tiffany L. Dunn
                                          --------------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02
                                                                 -------

ARTICLES OF AMENDMENT  Page 2

                  SUBSCRIBED and SWORN TO before me by Donn T. Wonnell this 19th day of January, 2000.

                                          /s/ Tiffany L. Dunn
                                          --------------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02
                                                                 -------

ARTICLES OF AMENDMENT  Page 3

                                 STATE OF ALASKA
                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                    AMENDMENT
                              BUSINESS CORPORATION

         The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Amendment to the Articles of Incorporation, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

         ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of

                             ATU LONG DISTANCE INC.

         and attaches hereto the original copy of the Articles of Amendment.

                                    IN TESTIMONY WHEREOF, I execute this
                                    certificate and affix the Great Seal of the State of Alaska on NOVEMBER 2, 1999.

                                    /s/ Deborah B. Sedwick
                                    Deborah B. Sedwick
                                    Commissioner of Community
                                     and Economic Development

                                                            Filed for Record
                                                            State of Alaska

                                                              NOV 02 1999

                                                        Department of Community
                                                        And Economic Development

                           ARTICLES OF AMENDMENT OF

                        ARTICLES OF INCORPORATION OF

                           ATU LONG DISTANCE, INC.

                  Pursuant to Section 10.06.502 et seq. of the Alaska Corporations Code, ATU Long Distance, Inc. hereby adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE I.

                  The name of the corporation shall be ATU Long Distance, Inc.

                                   ARTICLE II.

                  Section 3, Article VIII of the Articles of Incorporation is deleted and the following provision is inserted in its place:

                           SECTION 3. This corporation my enter into contracts
                  and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise.

                                  ARTICLE III.

                  This amendment was approved by the Board of Directors on May 14, 1999, and by the sole shareholder at a special meeting called for that purpose on May 14, 1999.

                                   ARTICLE IV.

                  The number of shares outstanding and entitled to vote is 1,000.

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF ATU LONG DISTANCE, INC.

                                   ARTICLE V.

                  The number of shares voting for the amendment was 1,000; no shares voted against the amendment.

                  IN WITNESS WHEREOF, the undersigned, have executed these Articles of Amendment this 1st day of November, 1999.

                                          ATU LONG DISTANCE, INC.

                                          By: /s/ Kevin P. Hemenway
                                              ----------------------------------
                                               Kevin P. Hemenway
                                          Its: Vice President and Treasurer

                                          By: /s/ Donn T. Wonnell
                                              ----------------------------------
                                               Donn T. Wonnell
                                          Its: Executive Vice President, General
                                               Counsel, and Secretary

STATE OF ALASKA                   )
                                  ) ss.
THIRD JUDICIAL DISTRICT           )

                  THIS IS TO CERTIFY that on the 1st day of November, 1999, before me, the undersigned, a Notary Public in and for the State of Alaska, duly commissioned and sworn, personally appeared Kevin P. Hemenway, to me known to be the individual described in and who executed the within and foregoing Articles of Amendment of Articles of Incorporation of ATU Long Distance, Inc., and he acknowledged to me that he signed the same as Vice President and Treasurer of ATU LONG DISTANCE, INC., in the name of and for and on behalf of said corporation, freely and voluntarily and by authority of its Board of Directors, for the uses and purposes therein mentioned.

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF ATU LONG DISTANCE, INC.

                  GIVEN UNDER MY HAND and official seal the day and year last above written.

                                          /s/ Tiffany L. Dunn
                                          --------------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02

STATE OF ALASKA                )
                               ) ss:
THIRD JUDICIAL DISTRICT        )

                  THIS IS TO CERTIFY that on the 1st day of November, 1999, before me, the undersigned, a Notary Public in and for the State of Alaska, duly commissioned and sworn, personally appeared Donn T. Wonnell, to me known to be the individual described in and who executed the within and foregoing Articles of Amendment of Articles of Incorporation of ATU Long Distance, Inc., and he acknowledged to me that he signed the same as Executive Vice President, General Counsel, and Secretary of ATU LONG DISTANCE, INC., in the name of and for and on behalf of said corporation, freely and voluntarily and by authority of its Board of Directors, for the uses and purposes therein mentioned.

                  GIVEN UNDER MY HAND and official seal the day and year last above written.

                                          /s/ Tiffany L. Dunn
                                          --------------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF ATU LONG DISTANCE, INC.

                                 STATE OF ALASKA
                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                    AMENDMENT

                              BUSINESS CORPORATION

         The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Amendment to the Articles of Incorporation, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

         ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of

                             ATU LONG DISTANCE INC.

         and attaches hereto the original copy of the Articles of Amendment changing the corporate name to

                            ACS LONG DISTANCE, INC.

                                    IN TESTIMONY WHEREOF, I execute this
                                    certificate and affix the Great Seal of the State of Alaska on JANUARY 28, 2000.

                                    /s/ Deborah B. Sedwick
                                    Deborah B, Sedwick
                                    Commissioner of Community
                                      and Economic Development

                                                           Filed for Record
                                                           State of Alaska

                                                              JAN 28 2000

                                                        Department of Community
                                                        And Economic Development

                             ARTICLES OF AMENDMENT
                                       OF
                            ATU LONG DISTANCE, INC.

                  Pursuant to AS 10.06.502, et seq., ATU Long Distance, Inc., hereby adopts the following Articles of Amendment to the Articles of Incorporation.

                                   ARTICLE 1.

                  The name of the Corporation is ATU Long Distance, Inc.

                                   ARTICLE 2.

                  The amendment adopted is to change the name of the Corporation to ACS Long Distance, Inc.

                                   ARTICLE 3.

                  The Board of Directors of the Corporation approved the amendment on the 19th day of January, 2000. The sole shareholder of the Corporation approved the amendment on the 19th day of January, 2000.

                                   ARTICLE 4.

                  There are 1000 shares outstanding in the Corporation, and 1000 shares entitled to vote.

                                   ARTICLE 5.

                  There are 1000 outstanding shares in the Corporation. Alaska Communications Systems Holdings, Inc., owner of 1000 shares, voted for the amendment.

ARTICLES OF AMENDMENT  Page 1

                  DATED this 19th day of January, 2000.

                                          ATU LONG DISTANCE, INC.

                                          By: /s/ Wesley E. Carson
                                              -----------------------
                                          Its: President

                                          By: /s/ Donn T. Wonnell
                                              -----------------------
                                          Its: Secretary

STATE OF ALASKA                   )
                                  ) ss.
THIRD JUDICIAL DISTRICT           )

                  We, Wesley E. Carson and Donn T. Wonnell, say on oath or affirm that we are the President and Secretary, respectively, of ATU LONG DISTANCE, INC., and are authorized to act on behalf of said corporation. We have read the foregoing document and believe all statements made in the document are true.

                                          /s/ Wesley E. Carson
                                          -------------------------
                                          Wesley E. Carson

                                          /s/ Donn T. Wonnell
                                          -------------------------
                                          Donn T. Wonnell

                  SUBSCRIBED and SWORN TO before me by Wesley E. Carson this 19th day of January, 2000.

                                          /s/ Tiffany L. Dunn
                                          --------------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02

ARTICLES OF AMENDMENT  Page 2

         SUBSCRIBED and SWORN TO before me by Donn T. Wonnell this 19th day of January, 2000.

                                          /s/ Tiffany L. Dunn
                                          -------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02

ARTICLES OF AMENDMENT  Page 3